Neuberger&Berman
Advisers Management Trust
Joint Prospectus

Supplement to the Prospectus dated May 1, 1997

The following replaces the paragraph for AMT International Investments on page 35 of the Prospectus.

     Felix Rovelli, manager of the Series, is on a leave of absence attending to a personal matter. Valerie Chang, an Assistant Vice President of N&B Management and an assistant portfolio manager of another international fund managed by N&B Management from December, 1996 until June, 1997, is currently responsible for the day-to-day management of the Series. Ms. Chang served in the investment banking division of Salomon Brothers and Morgan Stanley & Co., Inc. from 1993 until 1995 and as a senior securities analyst for TIAA/CREF from 1995 until December, 1996.

     The information set forth on page 28 of the Prospectus which shows the performance record of Felix Rovelli prior to his joining the Neuberger & Berman organization is no longer relevant.

                  The date of this supplement is June 3, 1997.